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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 1997

                            RDM SPORTS GROUP, INC.
            (Exact name of Registrant as Specified in its Charter)


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             DELAWARE                0-16482                     84-1065239
(State or other jurisdiction of    (Commission                (I.R.S. Employer
 incorporation or organization     File Number)              Identification No.)


                             267 HIGHWAY 74 NORTH
                                 SUITE NO. 5
                        PEACHTREE CITY, GEORGIA 30269
                                (404) 586-9000

 (Address, including zip code, and telephone number, including area code, of
                  Registrant's principal executive offices)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        EX-99.1    Press Release


ITEM 8.    OTHER EVENTS

        On June 20, 1997, RDM Sports Group, Inc. (the "Company") entered into a new $100,000,000 credit facility (the "New Loan Facility") pursuant to a Loan and Security Agreement (the "Loan Agreement") between the Comapnay and its borrowing subsidiaries and certain financial institutions. The New Loan Facility has a four year term.

        The Company also announced that, effective as the close of business on June 20, 1997, it has accepted the resignation of Henry Fong as Chairman of the Board, Chief Executive Officer and a director of the Company and from all other positions held by Mr. Fong with the Company's subsidiaries. James H. Rand, a director of the Company, was elected as the Chairman of the Board and Chief Executive Officer to succeed Mr. Fong and continues as a director of the Company.


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RDM SPORTS GROUP, INC.


Date: June 24, 1997                         By:  /s/ Charles E. Sanders
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                                                 Charles E. Sanders
                                                 Vice President and Secretary
                                                 (Principal Accounting Officer)